Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Summer Infant, Inc. (the “Company”) for the quarter ended September 26, 2020 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Stuart Noyes, Interim Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2020	/s/ Stuart Noyes
Stuart Noyes
Interim Chief Executive Officer